Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of HL Acquisitions Corp. (the “Company”) for the quarterly period ended March 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2019	By:	/s/ Greg Drechsler
Greg Drechsler
Chief Financial Officer
(Principal Financial and Accounting Officer)